Income Taxes	12 Months Ended
Aug. 31, 2011
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 6 – INCOME TAXES

Deferred tax assets

At August 31, 2011, the Company had net operating loss (“NOL”) carry–forwards for Federal income tax purposes of $49,825 that may be offset against future taxable income through 2031.  No tax benefit has been reported with respect to these net operating loss carry-forwards in the accompanying financial statements because the Company believes that the realization of the Company’s net deferred tax assets of approximately $16,941 was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are fully offset by a valuation allowance of $16,941.

Deferred tax assets consist primarily of the tax effect of NOL carry-forwards.  The Company has provided a full valuation allowance on the deferred tax assets because of the uncertainty regarding its realization.  The valuation allowance increased approximately to $16,384 and $557 for the fiscal year ended August 31, 2011 and for the period from April 27, 2010 through August 31, 2010, respectively.

Components of deferred tax assets at August 31, 2011 and 2010 are as follows:

	August 31, 2011	August 31, 2010

Net deferred tax assets – Non-current:

Expected income tax benefit from NOL carry-forwards	$16,941	$557
Less valuation allowance	(16,941)	(557)

Deferred tax assets, net of valuation allowance	$-	$-

Income taxes in the statements of operations

A reconciliation of the federal statutory income tax rate and the effective income tax rate as a percentage of income before income taxes is as follows:

	For the Fiscal Year Ended August 31, 2011	For the Period from April 27, 2010 (inception) through August 31, 2010

Federal statutory income tax rate	34.0%	34.0%
Change in valuation allowance on net operating loss carry-forwards	(34.0)%	(34.0)%
Effective income tax rate	0.0%	0.0%